Exhibit 99.1

David Cordani
Annual Shareholders Meeting
Talking points

INTRODUCTION

•	Good morning, and welcome to Cigna's 2018 annual shareholders meeting. I'm David Cordani, Cigna's President and CEO.

•	I'm pleased to be joined this morning by Cigna's Board of Directors and members of our Enterprise Leadership Team.

•	In my brief remarks, I'll highlight our 2017 financial results, and touch on how our proven global strategy continues to position us for growth, in 2018 and beyond.

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I'll also discuss how I believe our acquisition of Express Scripts will accelerate our strategy through an expanded portfolio of health services that offers greater affordability, and better health outcomes, for everyone we serve…

o	…including our customers…our clients…health plans…and government agencies.

•	And I'll highlight Cigna's continued commitment to our communities around the world.

•	I'll conclude my remarks with a short video that illustrates how our integrated capabilities enhance the value we provide to our customers.

•	Following the video, Cigna's Chairman, Ike Harris…and our Corporate Secretary, Neil Tanner…will conduct the formal meeting.

•	And then, we'll open the floor for your questions.

2017 PERFORMANCE
•	In terms of our 2017 financial results…

•	Cigna delivered exceptionally strong performance on behalf of our customers, employer clients, partners and shareholders in 2017 – extending our long track record of differentiated results.

•	These results were driven by:
o	The effective execution of our "Go" strategy of "Go Deeper," "Go Local" and "Go Beyond"…
o	…Best-in-class medical cost trend performance on behalf of our employer clients, and…
o	…Strong contributions from each of our four priority growth platforms, which include:
▪	Commercial Employer…
▪	Seniors…
▪	Global Supplemental Benefits, and…
▪	Group Disability and Life.

•	In terms of our specific results:
o	Our full-year consolidated revenue increased by 5%, to $41.6 billion.
o	And we reported full-year adjusted income from operations of $2.7 billion, or $10.46 per share…
▪	…representing a per-share increase of 29%...
▪	with each of our business segments – Global Health Care, Global Supplemental Benefits, and Group Disability and Life…delivering strong growth over 2016.

•	In addition, we grew to 95 million customer relationships in 2017.
o	I'm privileged to witness examples every day of how our Cigna team helps our customers to lead healthier, more productive lives...
▪	…which the video I'll share shortly will drive home in the words of one of our customers – Shawn.

•	I'm also thankful for the ongoing commitment of our more than 45,000 Cigna colleagues around the world who contributed to these results…
o	…and who remain passionate about our mission of helping to improve the health, well-being and sense of security of those we serve.
o
We continue to retain, develop and attract the best talent around the world – which enables us to operate with a "high-touch," consultative service orientation, for the benefit of our customers and clients.

2018 OUTLOOK
•	As we look ahead to 2018 and beyond…

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We will continue creating strong value for our customers, clients and, as a result, our shareholders – through our consistent focus on delivering greater Affordability and Personalization…as well as by partnering with health care professionals to ensure our customers receive the highest-quality health care.

THE CURRENT ENVIRONMENT
•	At the same time, while Cigna continues to deliver strong performance and value, there's a clear consensus around the need for a more sustainable health care system.
o	…One that expands access to affordable, high-quality health care remains elusive for many of our family, friends and neighbors.

•	People are living longer on average, but too frequently are doing so without the vitality they desire.

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Health care costs are growing, as individual health status erodes due to behaviors and lifestyles, as well as an unsustainable rise in chronic disease. In the majority of individual situations, these challenges are preventable!

•	This environment is magnified by:
o	Aging populations…
o	…historical payment models that fail to incentivize health care system participants to maintain or improve health…
o	…and a health care reform debate which too often focuses on the financing of "sick care" interventions, rather than on underlying causes.

•	In short, the social narrative too often equates "health care" solely with "sick care," rather than the broader aspiration and need of keeping people healthy and productive in the first place.

LOOKING AHEAD: ESI COMBINATION
•
This evolving environment – and the need, more than ever, to offer customers greater affordability and choice, resulting in better health outcomes – is what led Cigna to recently agree to our planned acquisition of Express Scripts…

o	…which is one of the nation's leading pharmacy services companies.

•	Pharmacy is the most widely used health care benefit, with prescription drugs representing a growing share of health care spend.

•	It has become crucial to manage and coordinate drugs with medical services – holistically…in order to reduce costs, preserve health and improve outcomes.

•
Our combination will combine a very complementary health and pharmacy services company, with clinical and service capabilities, focused on making health care more affordable, while continually improving patient experience, quality and health outcomes.

•	I would like to take this opportunity to address certain questions that I understand some of you may have about this transformative combination.

•	The first question is "why does Cigna want to acquire a PBM?"

•	Express Scripts has market-leading PBM capabilities – and, with them, has achieved a 1.5% pharmacy trend in 2017 – the lowest in its 20 years of measuring trend -- but it is much more than that:
o
Express Scripts employs over 3,000 medical professionals who work closely with individuals and their doctors to close gaps in care by surrounding patients with quality care, applying technology to improve decision making by health care professionals, and making the use of medicines more affordable and accessible;

o
With their specialty pharmacy, Accredo®, they employ over 500 nurses nationwide who help those who struggle with complex diseases like cancer, HIV, mental illness and other conditions that require a special focus and care model;

o
And through their SafeGuardRx solutions, Express Scripts guarantees to its clients improved health outcomes and results for clinically challenging conditions such as hepatitis, diabetes and other inflammatory diseases.

•	By harnessing these differentiated capabilities with Cigna's market-leading medical and specialty capabilities – and our focus on keeping people healthy and accelerating value-based care…
o	… we will drive greater affordability and choice for our customers and clients, and as a result, a more sustainable health care system.

•	The second question is how this deal will make health care more affordable for consumers.

•	Today, health care spending continues to grow at three times the Consumer Price Index per year.

•	This is unsustainable.

•	Cigna's industry-leading medical trend in 2017 – or, the rate of growth of its commercial health care spend – was just under 3%...
o	…or approximately 1 ½ to 2 times the Consumer Price Index.

•	While it represents the best trend in the industry, we believe that we can – and need – to do better.

•	The combined company will have the long-term strategic goal to achieve a medical trend that is in line with CPI in order to keep the cost of health care within reach.

•	The final question is whether we pursued a combination with Express Scripts in reaction to announcements by Amazon regarding health care, or other announced transactions in the industry…
o	…or because Cigna received an acquisition proposal or similar offer from a third party.

•
I want to be clear.  This was not a defensive reaction, and Cigna had not received any offers from a third party with respect to an acquisition of Cigna…or even any outreach from a third party wishing to discuss a potential acquisition of Cigna.

•	Rather, we pursued this combination proactively, and believe that it is compelling on many fronts, as it would:
o	Further improve affordability through improved total costs of care, lower drug costs, and deepened partnerships with value based care providers.
o	Expand the reach of the combined company to generate sustained growth…and;
o	Deliver strong, differentiated financial results.

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For example, we expect to deliver $20-21 of earnings per share for the combined company in 2021 (up from Cigna's $18 target) – and robust free cash flow generation, projected to be at least $6 billion in 2021.

•	In summary, this acquisition represents a unique value creation opportunity.
o	Upon the closing, we would immediately serve approximately 80 million more customers from Express Scripts…with more data to harness analytics and insights to further personalize care.
o	We'll be able to further accelerate our ability to provide greater affordability – benefiting both Cigna and Express Scripts' customers and clients.
o	It will expand our distribution reach – with an opportunity to sell to more clients, more health plans and more governmental entities.
o	And it will position us to deliver strong, differentiated financial results.

MAKING IT REAL FOR OUR CUSTOMERS
•	Before I close, I want to reiterate a few important points.

•	On behalf of Cigna's 45,000-plus colleagues around the globe, I thank you for your interest in our organization.

•	We are proud of our track record of delivering strong financial results and competitively attractive returns for our shareholders.

•	We are proud of the work we do every day to support the health, well-being and sense of security of our customers around the world.

•	And we are especially proud of the many ways our global workforce embraces its collective role as champions for our customers as well as our communities.

•	An example of this is our U.S. opioid initiative.

•	Cigna was the first in our industry to step up to the U.S. opioid epidemic – partnering with physicians, dentists and community leaders to change over-prescribing patterns.
o	These connections helped us to reduce the use of prescribed opioids by Cigna customers by 25% in less than two years – approximately one year ahead of the three-year goal we originally announced.

•	Reflective of our commitment to our communities:
o
In connection with the Cigna and Express Scripts combination, the combined company will make an incremental investment of $200 million to support the communities in which it operates, and with the continued focus on improving societal health.

•	Before turning the meeting over to Ike Harris and Neil Tanner, I want share a brief video that shows a real-world example of the power of Cigna's Collaborative Care physician arrangements…
o	…and how Cigna is integrating our medical and pharmacy capabilities to coordinate customer care…
o	…a capability which our combination with Express Scripts will help to accelerate.

•	Thank you.

FORWARD LOOKING STATEMENTS

Information included or incorporated by reference in this communication, and information which may be contained in other filings with the Securities and Exchange Commission (the "SEC") and press releases or other public statements, contains or may contain forward-looking statements. These forward-looking statements include, among other things, statements of plans, objectives, expectations (financial or otherwise) or intentions.

Forward-looking statements, including as they relate to Express Scripts ("Express Scripts") or Cigna ("Cigna"), the management of either such company or the transaction, involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements. Express Scripts and Cigna do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following:

•
the inability of Express Scripts and Cigna to obtain stockholder or regulatory approvals required for the merger or the requirement to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals;

•	a longer time than anticipated to consummate the proposed merger;
•	problems regarding the successful integration of the businesses of Express Scripts and Cigna;
•	unexpected costs regarding the proposed merger;
•	diversion of management's attention from ongoing business operations and opportunities;
•	potential litigation associated with the proposed merger;
•	the ability to retain key personnel;
•	the availability of financing;
•	effects on the businesses as a result of uncertainty surrounding the proposed merger; and
•	the industry may be subject to future risks that are described in SEC reports filed by Express Scripts and Cigna.

You should carefully consider these and other relevant factors, including those risk factors in this communication and other risks and uncertainties that affect the businesses of Express Scripts and Cigna described in their respective filings with the SEC, when reviewing any forward-looking statement. These factors are noted for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either foregoing lists, or the risks identified in SEC filings, to be a complete discussion of all potential risks or uncertainties.

IMPORTANT INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, the newly formed company which will become the holding company following the transaction ("Holdco") intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Cigna and Express Scripts that also constitutes a prospectus of Holdco. Cigna and Express Scripts also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Holdco, Cigna and Express Scripts with the SEC at the SEC's website at www.sec.gov. Copies of documents filed with the SEC by Cigna will be available free of charge on Cigna's website at www.Cigna.com or by contacting Cigna's Investor Relations Department at (215) 761-4198. Copies of documents filed with the SEC by Express Scripts will be available free of charge on Express Scripts' website at www.express-scripts.com or by contacting Express Scripts' Investor Relations Department at (314) 810-3115.

PARTICIPANTS IN THE SOLICITATION

Cigna (and, in some instances, Holdco) and Express Scripts and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of Cigna (and, in some instances, Holdco) in Cigna's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 28, 2018, and its definitive proxy statement for its 2018 Annual Meeting, which was filed with the SEC on March 16, 2018. Investors may obtain information regarding the names, affiliations and interests of Express Scripts' directors and executive officers in Express Scripts' Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018, and its proxy statement for its 2018 Annual Meeting, which was filed with the SEC on March 29, 2018. You may obtain free copies of these documents at the SEC's website at www.sec.gov, at Cigna's website at www.Cigna.com or by contacting Cigna's Investor Relations Department at (215) 761-4198. Copies of documents filed with the SEC by Express Scripts will be available free of charge on Express Scripts' website at www.express-scripts.com or by contacting Express Scripts' Investor Relations Department at (314) 810-3115. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction if and when they become available. Investors should read the joint proxy statement/prospectus carefully and in its entirety when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.